Exhibit 1.35

Quarterly Report Q4 2020 Opland Jewel is the world's most expensive aquavit. It is a unique hand - picked blend comprising some of Opland's oldest and most treasured aquavits, dating back as far as 1929. The blend is matured on old oak barrels that have been converted into small 30 liter barrels. There are thirty numbered bottles.

4 th quarter, 2020 Arcus ASA 2 Contents Message from the CEO .......................................................................................3 Key figures Q4 2020............................................................................................4 Highlights Q4 2020 .............................................................................................5 Wine: Strong growth and improved margins ......................................................6 Spirits: Continued growth in monopolies ...........................................................7 Logistics: Increased volume, high costs ..............................................................8 Financial position ...............................................................................................9 Other information ............................................................................................10 Environmental, Social and Governance (ESG) ...................................................11 Group consolidated accounts ...........................................................................12 Notes ...............................................................................................................17 Contact information .........................................................................................34 For important information for U.S. shareholders, please see “Important Information” on page 31.

4 th quarter, 2020 Arcus ASA 3 Message from the CEO In Q4 2020 Arcus’ delivered its best quarterly result ever. Revenues increased by 17 percent and Adjusted EBITDA increased by 19 percent compared to Q4 2019. As for the previous quarters in 2020, the strong financial performance is mainly due to less travel and border trade, and restrictions on hotels, restaurants and bars in the wake of Covid - 19. This has led to a new shopping pattern for consumers, generating very high volumes in the Nordic monopolies and increased demand for Arcus’ products. Arcus has been well positioned to deliver on this demand and we are proud of the flexible organization and the positive attitude of our colleagues. WINE For our wine business in Norway, Q4 was a very strong quarter with growth in line with the significant market growth driven by the extraordinarily high demand at Vinmonopolet during Covid - 19. In Sweden, Arcus’ sales growth at Systembolaget was only slightly below market growth despite some continued effects from the producers lost in March 2019. Excluding these, Arcus’ sales grew more than the strong market. The adjusted EBITDA - margin was 18.9 percent in the quarter, compared to 12.9 percent Q4 last year. The EBITDA - margin improved because of the strong increase in revenues and significantly improved gross margin thanks to a favourable product mix with more Bag - in - Box sales and price increases to the monopolies. SPIRITS Spirits delivered strong growth during Q4 with reported revenue 8.8 percent higher than Q4 last year, while organic growth on external sales was 3.6 percent. Sales in the monopoly stores in Norway, Sweden and Finland were strong. A key component was the strong sales of aquavit in Norway during the festive season, which is also reflected in increased aquavit market share. Revenues in Denmark declined as restrictions severely impacted the seasonal aquavit occasions with cancellations of the traditional Christmas lunches. Sales in the DFTR channel were again very limited in the quarter. Germany saw a decrease in revenue as on - trade was closed and customers’ response to campaigns were reduced due to Covid - 19. The adjusted EBITDA margin for Spirits was 23.8 percent for Q4 2020, compared to 24.0 percent in Q4 2019. LOGISTICS Extraordinarily high volumes increased Logistics’ revenues by 8 percent in the quarter compared to the same quarter last year, driven by higher sales to Vinmonopolet. Adjusted EBITDA in the fourth quarter was - 7.8 MNOK, a decrease of 18.4 MNOK compared to the same quarter last year. One main reason was the employee bonuses granted for extraordinary efforts during the Covid - 19 pandemic. Another important factor was the significant increase in volumes to Vinmonopolet with lower revenue per litre, combined with the need for extra personnel at nights and during weekends to meet the significant increase in volumes. Sigmund Toth Interim Group CEO Arcus ASA

4 th quarter, 2020 Arcus ASA 4 Key figures Q4 2020 1 Figures for Q4 2020. 2 EBITDA adjusted is EBITDA adjusted for non - recurring effects but is not corrected for foreign exchange effects. See separate chapter/note on APM for reconciliation. “Other” segment represents HQ and eliminations. *Segment elimination includes a positive IFRS 16 adjustment of 23.7 MNOK CONSOLIDATED GROUP FIGURES MNOK Fourth quarter Full Year 1) Alternative Performance Measure (APM) – see separate chapter for definition and reconciliation. 2020 2019 2020 2019 Total operating revenue Gross profit 1) EBITDA 1) 2) EBITDA adjusted 1) 2) Pre - tax profit 2) Earnings per share, parentcompany shareholders (NOK) 1 007.8 455 . 3 173 . 5 205 . 1 116 . 0 1 . 2 3 861 . 8 378 . 8 167 . 2 172 . 0 116 . 6 1 . 3 1 3 203.7 1 388.0 445 . 5 543 . 5 274 . 3 2 . 8 9 2 762.8 1 161.7 377 . 3 397 . 1 172 . 5 1 . 9 4 Key figures Gross margin 1) EBITDA margin 1) EBITDA margin adjusted 1) Equity ratio 1) 45.2% 17.2% 20.4% 28.8% 44.0% 19.4% 20.0% 29.7% 43.3% 13.9% 17.0% 28.8% 42.0% 13.7% 14.4% 29.7 % Financial position Total equity Net interest bearing debt (cash) 1) 1 803.1 1 576.0 1 662.2 1 807.1 1 803.1 1 576.0 1 662.2 1 807.1

4 th quarter, 2020 Arcus ASA 5 Highlights Q4 2020 OVERALL PERFORMANCE  Operating revenue for Q4 2020 was 1007.8 MNOK, compared to 861.8 MNOK in Q4 last year (+16.9 percent). Operating revenue increased for all business areas. Organic growth for Q4 was +10.9 percent, with an estimated positive currency effect of approximately 42.6 MNOK due to significantly stronger SEK, EUR and DKK vs NOK this year.  Adjusted EBITDA for Q4 was 205.1 MNOK compared to 172.0 MNOK in Q4 last year (+19.3 percent). Adjusted EBITDA improved in Wine and Spirits but declined in Logistics. BUSINESS SEGMENTS  Wine revenues amounted to 562.6 MNOK, compared to 448.9 MNOK in Q4 last year (+25.3 percent). Organic growth was +16.8 percent. Adjusted EBITDA margin was 18.9 percent for Q4 2020, compared to 12.9 percent in Q4 last year.  Spirits revenues amounted to 393.4 MNOK, compared to 361.7 MNOK in Q4 last year (+8.8 percent). Organic growth was +3.6 percent 1 . Adjusted EBITDA margin was 23.8 percent for Q4, compared to 24.0 percent in Q4 last year.  Logistics revenues amounted to 106.0 MNOK compared to 98.5 MNOK in Q4 last year (+7.7 percent). Adjusted EBITDA margin was - 7.4 percent for Q4, compared to 10.7 percent in Q4 last year. OTHER INCOME AND EXPENSES Other income and expenses amounted to - 31.6 MNOK in Q4. This includes - 24.6 MNOK of non - recurring costs related to the announced combination between Altia Plc and Arcus ASA and 7.0 MNOK of other effects. Additional details are provided in the merger prospectus, which is available at https://www.arcus.no/en/investor 1 Calculated on external spirits sales

4 th quarter, 2020 Arcus ASA 6 OPERATING REVENUE Total operating revenue for Wine was 562.6 MNOK for the fourth quarter, compared to 448.9 MNOK in Q4 last year. Organic growth was 16.8 percent, while reported growth was 25.3 percent. Reported growth includes 28.9 MNOK in exchange rate effects from the stronger SEK and EUR, as well as a 4.6 MNOK effect in October and November from the acquisition of Wongraven Wines in December 2019. The restrictions on travel and HORECA related to COVID - 19 led to significant growth at the monopolies in the quarter and the effect was largest in Norway. In Sweden, Arcus’ sales growth at Systembolaget was only slightly below market growth despite some continued effects from the producers lost in March 2019. Excluding these, Arcus’ sales grew more than the strong market as Wine Sweden more than compensated for lost sales of own brands to Systembolaget along the Norwegian border. In Norway, Arcus’ sales grew in line with the extremely fast - growing market, leading to flat development in market share in the quarter. Arcus’ strong position within the Bag - in - Box format strengthened sales during the COVID - 19 pandemic. In addition, strong sales of the Wongraven brand continued to fuel the success. In Finland, Arcus’ sales to Alko were below the market growth in the period mainly due to lost producers in early 2020. Excluding the lost producers, Arcus sales to Alko increased more than the market growth. EBITDA The adjusted EBITDA - margin for Wine was 18.9 percent in the fourth quarter, up from 12.9 percent same period last year. The EBITDA - margin improved because of the strong increase in revenues and significantly improved gross margin thanks to a favourable product mix with more Bag - in - Box sales and price increases to the monopolies. Currency effects were slightly positive compared to last year as the stronger SEK compensated for the weaker NOK against EUR and USD. WINE Arcus is the largest importer of wine in Norway, the second largest in Sweden, and the sixth largest in Finland. Arcus imports and markets agency wines, as well as Arcus brands. 1) Alternative Performance Measure (APM) – see separate chapter for definition and reconciliation. Wine: Strong growth and improved margins MNOK Fourth quarter Full Year 2020 2019 2020 2019 Total operating revenue 562 . 6 448 . 9 1 941.7 1 603.4 Gross profit 1) 159 . 9 107 . 1 496 . 3 365 . 1 Gross margin 1) 28.4% 23.9% 25.6% 22.8 % EBITDA 1) 99 . 7 56 . 5 276 . 7 161 . 1 EBITDA adjusted 1) 106 . 6 58 . 1 289 . 1 169 . 9 EBITDA margin 1) 17.7% 12.6% 14.2% 10.0 % EBITDA margin adjusted 1) 18.9% 12.9% 14.9% 10.6%

4 th quarter, 2020 Arcus ASA 7 OPERATING REVENUE Total operating revenue for Spirits in the fourth quarter was 393.4 MNOK, compared to 361.7 MNOK for the same period last year, an increase of 8.8 percent. Organic growth was 3.6 percent 1 driven by strong sales in monopoly markets leading up to Christmas holidays with Covid - 19 restrictions. Additional Covid - 19 restrictions for social gatherings were imposed across the Nordics during the quarter which contributed to increased Arcus sales in monopoly stores in Norway, Sweden and Finland. These markets achieved another quarter of significant revenue growth. A key component was the strong sales of aquavit in Norway during the festive season, which is also reflected in increased aquavit market shares. Overall market share in Norway was down as Arcus growth was behind market. Arcus market shares in Sweden were slightly down because of lower sales of Norwegian brands at the border. Finland shares increased as product portfolio was further expanded. Revenue in Denmark declined as restrictions severely impacted the seasonal aquavit occasion with the cancellation of the traditional Christmas lunches. The market share in Denmark also declined as a result of the soft development for aquavit and the high level of campaigns by competitors. Sales in the DFTR channel were again very limited in the quarter. Germany saw a decrease in revenue as on - trade was closed and customers’ response to campaigns were reduced due to Covid - 19. Sales to the rest of the world saw a decline from a low base. EBITDA The adjusted EBITDA margin for Spirits was 23.8 percent for Q4 2020, compared to 24.0 percent in Q4 2019. EBITDA improvement stems from the increased sales in monopoly markets which more than make up for the shortfall in other markets. Phasing of A&P expenses from previous quarters, higher personnel costs and contribution from the associated company Tiffon (Braastad cognac) in line with last year leads to flat EBITDA margin development. SPIRITS Arcus is a global leader in aquavit with brands such as Gammel Opland, Linie, Løiten and Aalborg. Other important categories are bitter (Gammel Dansk), vodka (Vikingfjord, Kalinka, Amundsen and Dworek) and cognac (Braastad). Key markets are Norway, Denmark, Sweden, Finland, Germany and Duty Free Travel Retail (DFTR). Arcus brands are produced and bottled at Gjelleråsen, outside Oslo. 1 Calculated on external spirits sales 1) Alternative Performance Measure (APM) – see separate chapter for definition and reconciliation. Spirits: Continued growth in monopolies MNOK Fourth quarter Full Year 2020 2019 2020 2019 Sales Other revenue 333 . 8 59 . 6 310 . 0 51 . 7 872.5 236.5 811.6 164.0 Total operating revenue 393 . 4 361 . 7 1 109.0 975 . 6 Gross profit 1) 194 . 9 177 . 6 537 . 8 484 . 3 Gross margin 1) 49.5% 49.1% 48.5% 49.6 % EBITDA 1) 89 . 7 85 . 7 187 . 0 146 . 9 EBITDA adjusted 1) 93 . 5 86 . 7 193 . 1 148 . 9 EBITDA margin 1) 22.8% 23.7% 16.9% 15.1 % EBITDA margin adjusted 1) 23.8% 24.0% 17.4% 15.3%

4 th quarter, 2020 Arcus ASA 8 VOLUME Distributed volume in the fourth quarter was 19.1 million liters, an increase of 4.1 million liters from the same quarter last year. The volume growth was driven by significantly higher sales to Vinmonopolet, as volumes to HORECA and wholesalers were significantly lower due to Covid - 19 measures. Volumes to Vinmonopolet increased by 41.0 percent, while Vinmonopolet’s total sales increased by 44.8 percent compared to the same quarter last year. By the end of the fourth quarter, Vectura’s share of deliveries to Vinmonopolet was 49.1 percent, compared to 51.4 percent by the end of same quarter last year. The decline is due to one lost customer - group from October 1 this year. Distributed volume in the HORECA - channel ended 73.6 percent down for the quarter compared to last year, as most bars and restaurants have experienced significantly reduced activity due to Covid - 19 measures. This also affected sales to other wholesalers which decreased by 32.2 percent compared to the fourth quarter last year. OPERATING REVENUE Operating revenue increased by 7.7 percent to 106.0 MNOK in the quarter, compared to 98.5 MNOK in the same quarter last year. The increase was driven solely by increased demand from Vinmonopolet. Revenue per liter was down, due to significant shifts in both channel - and product - mix. Deliveries to Vinmonopolet are, on average, priced lower per unit than other channels, due to lower complexity and higher dropsizes for these deliveries. EBITDA Adjusted EBITDA in the fourth quarter was - 7.8 MNOK, a decrease of 18.4 MNOK compared to the same quarter last year. Half of this decrease is related to non - budgeted employee bonuses granted for extraordinary efforts related to the handling of the increased volumes during the Covid - 19 pandemic. In addition, revenue per liter is significantly lower due to the shifts in channel - and product - mix. These shifts result in lower complexity in production and higher dropsize, but the volume - increase has also challenged the capacity in the warehouse, forcing an increased share of the production into nights and weekends with significant increase in personell costs as well as costs for external storage. LOGISTICS Vectura is the leading integrated logistics service provider for alcoholic - beverage importers in Norway. Vectura serves both Arcus - Gruppen AS and external customers. Vectura is located next to Arcus’ production facility at Gjelleråsen, outside Oslo 1) Alternative Performance Measure (APM) – see separate chapter for definition and reconciliation. Logistics: Increased volume, high costs MNOK Fourth quarter Full Year 2020 2019 2020 2019 Total operating revenue 106 . 0 98 . 5 372 . 8 328 . 1 Gross profit 1) 106 . 0 98 . 5 372 . 8 328 . 1 Gross margin 1) 100.0% 100.0% 100.0% 100.0 % EBITDA 1) - 8 .4 10 . 2 0 .1 13 . 8 EBITDA adjusted 1) - 7 .8 10 . 6 1 .7 15 . 4 EBITDA margin 1) - 7.9% 10.3% 0.0% 4.2 % EBITDA margin adjusted 1) - 7.4% 10.7% 0.4% 4.7%

4 th quarter, 2020 Arcus ASA 9 Financial position CASH FLOW AND FINANCIAL POSITION Reported net cash flow from operations before tax in Q4 2020 was 106.9 MNOK, compared to 158.7 MNOK in Q4 2019 (change of - 51.8 MNOK). EBITDA in Q4 is in line with same period last year when non - recurring costs are included. The lower cash flow this year is mainly explained by a larger increase in the net working capital from the very low levels at the end of Q3 this year. At year end, and as average for the year 2020, working capital levels were well below 2019 both in absolute terms and as a percentage of sales. Net interest bearing debt was 1,576.0 MNOK compared to 1,807.1 MNOK at the end of Q4 2019. Excluding IFRS 16 effects, it was 449.4 MNOK vs 665.7 MNOK last year. The strong cash flow in 2020 has significantly increased the cash position at year end and this effect is larger than the reported NOK increase in the long - term loan in SEK due to stronger SEK vs NOK, reducing net debt compared to last year.

4 th quarter, 2020 Arcus ASA 10 Other information CAMP SUCCESSFULLY LAUNCHED IN SWEDEN The wine brand CAMP has been successful in Norway since its launch in August 2018. In August 2020, CAMP was launched in nearly all Systembolag shops in Sweden. The Chilean red wine got a great start and has proven to be a new and interesting contribution to the Swedish wine market. The CAMP brand has an environmentally friendly process of production and has become particularly popular with younger consumers in a PET recyclable bottle. The Swedish consumer has embraced the brand and we’re now looking into several ways to grow the brand for the years to come. SUCCESSFUL PARTNERING WITH VINMONOPOLET Single bottle picking has been a challenge during the Covid - 19 pandemic. This segment is only 1 percent of the total volume distributed but is important for the customer experience at Vinmonopolet. In December Vectura (Logistics) and Vinmonopolet together succeeded in finding a new way of working which mitigated system deficiencies on both sides. This led to significant improvements, and basically all orders were completed in December. REDUCED EXCISE TAX ON WINE From New Year, the Norwegian government decided to reduce the excise tax on wine by 6.8 percent. Arcus has - on average - changed its prices accordingly, resulting in a corresponding decrease in consumer prices. PLANNED ALTIA - ARCUS MERGER On 12 November Arcus held extraordinary general meetings to vote on the merger with Altia. 73,8 per cent of the share capital was represented at the meeting, and as many as 99,99 per cent voted in favour of the merger. Altia had their extraordinary general meeting the same day. There too, there was a majority for the merger. Following the approval of competition authorities, completion of the merger is expected to take place in the first half of 2021.

4 th quarter, 2020 Arcus ASA 11 Environmental, Social and Governance (ESG) COVID - 19 INFECTION, SMALL CONSEQUENCES Throughout the fourth quarter and into 2021, Arcus has continued to take many proactive measures to reduce infection. However, in the latter part of November, a total of 25 employees/temps were infected by COVID - 19. All employees were then thoroughly tested in two rounds, approximately one week apart. All employees who had been to Gjelleråsen on short visits during the last 10 days were also tested. Even though the infection came during Arcus' high season and busiest period, the infection had very small consequences for the production and distribution of goods. THE BEVERAGE INDUSTRY ǲ S CLIMATE INITIATIVE Vingruppen Norden is participating in the development of the Beverange Industry ǲ s Climate Initiative with the goal of being a climate neutral industry by latest 2045. VINFINITY SUSTAINABLE ACTION FUND FUND To support our suppliers' climate and sustainability work, Vingruppen Norden has established a Sustainability Fund. The initiative is an important part of a long - term sustainability program, where careful climate work permeates the entire business. With this investment, Vingruppen Norden will annually invest in several different sustainability projects. VINGRUPPEN NORDEN AT ‘FUTURE OF WINE FORUM’ To achieve progress in sustainable certification of wine, Wine Sweden ǲ s (Vingruppen Norden) sustainability manager Kim Forsberg participated in a panel discussion at Future of Wine Forum together with Systembolaget ǲ s and Alko ǲ s sustainability managers ǲ s on the topic «What is the future of certification in wine».

4 th quarter, 2019 Arcus ASA 12 Group consolidated accounts The interim financial statement has not been audited. CONDENSED STATEMENT OF INCOME M N OK 1) Associated Companies, 2) Jointly Controlled Entities Fourth quarter Full Year N o t e 2020 2019 2020 2019 Sales Other revenue 2 , 9 2 995 . 5 12 . 3 843 . 2 18 . 6 3 156.4 47 . 3 2 710.4 52 . 4 Total operating revenue Cost of goods 2,9 1 007.8 - 552 . 4 861.8 - 483.0 3 203.7 - 1 815.7 2 762.8 - 1 601.1 Gross Profit 455 . 3 378 . 8 1 388.0 1 161.7 Gain on sale of fixed assets 0 .1 0 .0 0 .9 0 .0 Salaries and personnel cost - 153 . 6 - 120 . 3 - 521 . 6 - 439 . 2 Advertising & Promotion expenses (A&P) - 39 . 2 - 32 . 7 - 111 . 1 - 116 . 0 Other operating expenses - 62 . 0 - 57 . 8 - 215 . 7 - 213 . 5 Share of profit from AC 1) and JCE 2) 4 .4 4 .1 2 .9 4 .1 Other income and expenses 3 - 31 . 6 - 4 .8 - 98 . 0 - 19 . 7 EBITDA 173 . 5 167 . 2 445 . 5 377 . 3 Depreciation 5,6 - 29 . 0 - 28 . 1 - 115 . 3 - 111 . 8 Amortisations 5,6 - 0 .2 - 2 .0 - 8 .4 - 7 .7 Operating profit (EBIT) 144 . 2 137 . 1 321 . 8 257 . 8 Financial income 12 20 . 5 18 . 6 114 . 8 52 . 5 Financial expenses 7,10,12 - 48 . 6 - 39 . 1 - 162 . 3 - 137 . 8 Pre - tax profit 116 . 0 116 . 6 274 . 3 172 . 5 Tax - 31 . 2 - 27 . 1 - 74 . 4 - 39 . 2 Profit/loss for the year Profit/loss for the year attributable to parent company shareholders Profit/loss for the year attributable to non - controlling interests 84 . 8 83 . 8 1 .0 89 . 5 88 . 9 0 .6 199 . 9 196 . 8 3 .1 133 . 3 132 . 3 1 .0 Earnings per share, continued operations 1 . 2 3 1 . 3 1 2 . 8 9 1 . 9 4 Diluted earnings per share, continued operations 1 . 2 3 1 . 2 4 2 . 8 0 1 . 8 5

4 th quarter, 2020 Arcus ASA 13 CONDENSED STATEMENT OF OTHER COMPREHENSIVE INCOME M N OK Full Year Fourth quarter N o t e 2020 2019 2020 2019 Profit/loss for the year Items that will not be reclassified against the statement of income Change in actuarial gains and losses pensions Tax on change in actuarial gains and losses pensions 84.8 - 0.4 0.1 89.5 - 2.0 0.4 199.9 - 0.4 0.1 133.3 - 2.0 0.4 Total - 0 . 3 - 1 . 6 - 0 . 3 - 1 . 6 Items that may be reclassified against the statement of income Translating differences in translation of foreign subsidiaries Tax on translating differences in translation of foreign subsidiaries - 61 . 8 0 .0 - 6 .2 0 .0 69 . 5 0 .0 - 5 .0 0 .0 Total - 61 . 8 - 6 . 2 69 . 5 - 5 . 0 Total other comprehensive income - 62 . 1 - 7 . 7 69 . 2 - 6 . 6 Total comprehensive income for the year 22 . 7 81 . 8 269 . 1 126 . 7 Total comprehensive income for the year attributable to parent company shareholders Total comprehensive income for the year attributable to non - controlling interests 21 . 7 0 .9 81 . 5 0 .3 265 . 6 3 .4 126 . 1 0 .7

4 th quarter, 2020 Arcus ASA 14 CONDENSED STATEMENT OF FINANCIAL POSITION M N OK Fourth quarter N o t e 31 . 12 . 202 0 31 . 12 . 201 9 Intangible assets 6 1 984.5 1 923.2 Tangible assets 5 1 391.9 1 431.2 Deferred tax asset 49 . 0 86 . 1 Financial assets 71 . 2 65 . 3 Total fixed assets 3 496.7 3 505.8 Inventories 559 . 7 486 . 6 Accounts receivables and other receivables 1 730.9 1 392.5 Cash and cash equivalents 481 . 6 205 . 0 Total current assets 2 772.3 2 084.1 Total assets 6 269.0 5 589.9 Paid - in equity 772 . 1 772 . 1 Retained earnings 1 024.3 886 . 3 Non - controlling interests 6 .7 3 .8 Total equity 1 803.1 1 662.2 Non - current liabilities to financial institutions 8 777 . 6 703 . 8 Non - current liabilities at fair value through profit or loss 7 , 1 0 6 .5 69 . 3 Non - current lease liabilities 8 1 200.5 1 151.0 Pension obligations 19 . 7 23 . 7 Deferred tax liability 112 . 7 101 . 3 Other non - current liabilities 0 .2 0 .5 Total non - current liabilities 2 117.1 2 049.6 Current liabilities at fair value through profit or loss 7 , 1 0 70 . 7 0 .0 Current finance lease liabilities 8 75 . 7 154 . 2 Tax payable 6 .9 5 .0 Accounts payable and other payables 2 195.5 1 718.8 Total current liabilities 2 348.8 1 878.0 Total equity and liabilities 6 269.0 5 589.9

4 th quarter, 2020 Arcus ASA 15 CONDENSED STATEMENT OF CHANGES IN EQUITY In several of the Group’s wine companies, there are managing directors with non - controlling interests. Most of these managing directors have put options associated with their ownership, which they can exercise at a certain point of time in the future. Although the Group does not have control of the shares at the end of the reporting period, the Group also does not control the possible exercise of the put option. Because of this, these non - controlling interests where the managing director have put options related to their shares, are recognized as though they are owned by the Group. The presented remaining non - controlling interest in the equity is non - controlling interests where there are no put - options associated. From Q2 2020, the Group has made a change regarding presentation of the non - controlling interests’ share of profit, where also the profit shown in the statement of income relates only to the non - controlling interests’ where there are no put options associated. The comparative figures for the former periods are also changed. MNOK 31.12.2020 31.12.2019 Statement of changes in equity N o t e A tt r ibu t e d to equity holders of the parent co m p a n y N on - con t r ollin g in t e r e s t Total equity A tt r ibu t e d to equity holders of the parent co m p a n y T o t a l e qui t y Equity 1 January 1 658.3 3 . 9 1 662.2 1 651.1 1 654.0 Total comprehensive income for the period 265 . 6 3 .4 269 . 1 126 . 1 126 . 7 Dividends - 117 . 8 0 .0 - 117 . 8 - 116 . 2 - 116 . 4 Re - purchase of own shares 0 .2 0 .0 0 . 2 - 0 .5 - 0 . 5 Sharebased payments 10 , 1 1 - 4 .7 0 .0 - 4 . 7 - 2 .0 - 2 . 0 Change in non - controlling interest - 5 .2 - 0 .6 - 5 . 9 - 0 .1 0 . 4 Equity at the end of period 1 796.4 6 . 7 1 803.1 1 658.3 1 662.2

4 th quarter, 2020 Arcus ASA 16 CONDENSED STATEMENT OF CASHFLOW M N OK Fourth quarter Full Year N o t e 2020 2019 2020 2019 Pre - tax profit 116 . 0 116 . 6 274 . 3 172 . 5 Depreciation and amortisations 5,6 29 . 3 30 . 1 123 . 7 119 . 6 Received dividend from associated companies 0 .0 0 .0 1 .0 0 .4 Net interest in period 18 . 0 31 . 3 80 . 7 97 . 5 Other items without cash effect 7 .7 - 3 .9 19 . 1 - 6 .3 Change in inventories 50 . 2 19 . 3 - 73 . 1 - 45 . 5 Change in receivables - 453 . 3 - 460 . 4 - 353 . 5 - 38 . 9 Change in payables 339 . 1 425 . 8 476 . 3 27 . 4 Cash flow from operating activities before tax 106 . 9 158 . 7 548 . 5 326 . 7 Tax paid 18 . 9 - 5 .8 - 14 . 7 - 34 . 9 Cash flow from operating activities 125 . 8 152 . 9 533 . 9 291 . 8 Proceeds from sale of tangible & intangible fixed assets 0 .1 0 .0 0 .9 0 .1 Payments on acquisition of tangible & intangible fixed assets 5,6 - 5 .9 - 7 .9 - 31 . 2 - 20 . 0 Payments on acquisition of Brands 6 0 .0 0 .0 0 .0 - 0 .3 Payments on acquisition of operations 0 .0 - 50 . 7 0 .0 - 50 . 7 Other investments 0 .0 0 .0 - 12 . 7 0 .0 Cash flows from investment activities - 5 . 8 - 58 . 6 - 43 . 0 - 70 . 8 Payments - co - investment program 7.12 0 .0 0 .0 0 .0 - 2 .1 New debt to financial institutions 8 0 .0 0 .0 - 2 .5 0 .0 Repayment debt to financial institutions 8 - 18 . 0 - 16 . 8 - 71 . 4 - 66 . 2 Change other long term loans 0 .0 0 .0 0 .1 1 .0 Interest paid in period - 18 . 0 - 31 . 3 - 80 . 6 - 97 . 3 Paid dividend and Group contributions - 4 .0 0 .0 - 117 . 8 - 116 . 2 Other financing payments 0 .0 0 .0 0 .0 - 2 .9 Cash flow from financing activities - 40 . 1 - 48 . 0 - 272 . 3 - 283 . 7 Cash flow from discontinued operations 0 .0 0 .0 0 .0 0 .0 Total cash flow 80 . 0 46 . 3 218 . 5 - 62 . 7 Holdings of cash and cash equivalents at the beginning of period 411 . 3 150 . 5 205 . 0 282 . 6 Effect of exchange rate changes on cash and cash equivalents - 9 .7 8 .2 58 . 1 - 14 . 8 Holdings of cash and cash equivalents at the end of period 481 . 6 205 . 0 481 . 6 205 . 0 Specification of cash and cash equivalents at the end of the period Cash and cash equivalents at the end of the period 481 . 6 205 . 0 481 . 6 205 . 0 Overdraft cashpool system at the end of the period 0 .0 0 .0 0 .0 0 .0 Holdings of cash and cash equivalents at the end of period 481 . 6 205 . 0 481 . 6 205 . 0

4 th quarter, 2020 Arcus ASA 17 Notes NOTE 1 ACCOUNTING PRINCIPLES The Group’s condensed interim financial statements are prepared according to IAS 34 Interim Financial Reporting. The interim reporting does not include all information that is normally prepared in a full annual financial statement and should be read in conjunction with the Group’s annual financial statement as at 31 December 2019. The Board approved the consolidated financial statement for the year 2019 on 29 April 2020 . The accounting principles used in the Group’s interim reporting are consistent with the principles presented in the approved financial statement for 2019 . There are no significant effects from adoption of new standards effective as of 1 January 2020 . The Group has not voluntarily adopted any other standard that has been issued but is not yet mandatory . As of December 31 th 2020, the following exchange rates have been used in translation of income and financial position figures from subsidiaries with functional currency other than NOK: Exchange rates Full Year 202 0 2019 EUR average rate Income statement items 10 . 740 8 9 . 854 0 EUR closing rate Balance sheet items 10 . 505 3 9 . 880 7 SEK average rate Income statement items 1 . 023 9 0 . 930 8 SEK closing rate Balance sheet items 1 . 041 9 0 . 942 6 DKK average rate Income statement items 1 . 440 8 1 . 319 8 DKK closing rate Balance sheet items 1 . 411 8 1 . 322 8

4 th quarter, 2020 Arcus ASA 18 1) DFTR; Duty Free Travel Retail Total operating revenues 2020 2019 2020 2019 Norway 507 . 5 369 . 8 1 537.8 1 124.7 Sweden 327 . 2 286 . 6 1 151.3 1 074.9 Denmark 62 . 7 68 . 0 157 . 3 156 . 0 Finland 80 . 6 74 . 1 266 . 9 227 . 7 Germany 26 . 5 30 . 1 56 . 1 56 . 9 USA 1 .5 2 .0 6 .7 4 .6 DFTR 1) 1 .6 28 . 0 25 . 2 111 . 7 Other 0 .1 3 .1 2 .4 6 .3 Total operating revenues 1 007.8 861 . 8 3 203.7 2 762.8 NOTE 2 REVENUES The following table present the Group’s total external revenues by market: Gro u p MNOK Fourth quarter Full Year Total operating revenues 2020 2019 2020 2019 Norway 227 . 9 175 . 3 625 . 0 463 . 1 Sweden 52 . 9 42 . 8 183 . 0 142 . 2 Denmark 61 . 9 66 . 6 155 . 1 153 . 5 Finland 21 . 4 16 . 5 58 . 3 46 . 3 Germany 26 . 5 30 . 1 56 . 1 56 . 9 USA 1 .5 2 .0 6 .7 4 .6 DFTR 1) 1 .3 25 . 3 22 . 5 102 . 7 Other 0 .1 3 .1 2 .4 6 .3 Total operating revenues 393 . 4 361 . 7 1 109.0 975 . 6 Total operating revenues 2020 2019 2020 2019 Norway 237 . 4 152 . 7 790 . 9 510 . 5 Sweden 266 . 6 236 . 4 941 . 2 904 . 0 Finland 58 . 2 57 . 0 205 . 4 179 . 6 DFTR 1) 0 .3 2 .7 2 .7 9 .1 Total operating revenues 562 . 6 448 . 9 1 941.7 1 603.4 Total operating revenues 2020 2019 2020 2019 Norway 106 . 0 98 . 5 372 . 8 328 . 1 Total operating revenues 106 . 0 98 . 5 372 . 8 328 . 1 The following tables present the segments’ total external and internal revenues by market: Spirits MNOK Fourth quarter Full Year Wine MNOK Fourth quarter Full Year Logistics MNOK Fourth quarter Full Year

4 th quarter, 2020 Arcus ASA 19 Other income and expenses 2020 2019 2020 2019 Salary & personnel cost Other operating expenses - 10.0 - 21.7 - 0 .7 - 4 .1 - 25.6 - 72.4 - 9 .1 - 10 . 6 Other income and expenses - 31.6 - 4 . 8 - 98.0 - 19.7 Other income and expenses 2020 2019 2020 2019 Salary & personnel cost Other operating expenses - 3 .6 - 0 .2 - 0 .6 - 0 .4 - 5 .3 - 0 .9 - 0 .7 - 1 .3 Other income and expenses - 3 . 8 - 1 . 0 - 6 . 2 - 2 . 0 Other income and expenses 2020 2019 2020 2019 Salary & personnel cost Other operating expenses - 2 .7 - 4 .2 - 0 .4 - 1 .2 - 6 .6 - 5 .8 - 6 .5 - 2 .3 Other income and expenses - 6 . 9 - 1 . 6 - 12.4 - 8 . 8 Other income and expenses 2020 2019 2020 2019 Salary & personnel cost Other operating expenses - 0 .3 - 0 .3 0 .0 - 0 .4 - 1 .1 - 0 .5 - 1 .2 - 0 .4 Other income and expenses - 0 . 6 - 0 . 4 - 1 . 6 - 1 . 6 Other income and expenses 2020 2019 2020 2019 Salary & personnel cost Other operating expenses - 3 .4 - 17 . 0 0 .4 - 2 .1 - 12.6 - 65.2 - 0 .7 - 6 .6 Other income and expenses - 20.3 - 1 . 8 - 77.8 - 7 . 3 Logistics MNOK Fourth quarter Full Year Other MNOK Fourth quarter Full Year Wine MNOK Fourth quarter Full Year NOTE 3 OTHER INCOME AND EXPENSES Other income and expenses comprises significant positive and negative non - recurring items and restructuring costs. The main purpose of this item is to show these significant non - recurring and non - periodic items, so that the development and comparability of the ordinary items presented in the statement of income are more relevant for the activities. Other income and expenses during Q4 are mainly related to transaction costs and compenstations regarding the announced combination agreement with Altia. These costs are mainly booked in Arcus ASA which is included in segment Other. Gro u p MNOK Fourth quarter Full Year Spirits MNOK Fourth quarter Full Year

4 th quarter, 2020 Arcus ASA 20 NOTE 4 SEGMENT INFORMATION M N OK M N OK M N OK M N OK M N OK Fourth quarter Full Year Fourth quarter Full Year Fourth quarter Full Year Full Year Fourth quarter Full Year Fourth quarter External sales 2020 2019 2020 2019 Spirits 333 . 5 309 . 5 872 . 2 811 . 9 Wine 558 . 1 435 . 6 1 918.2 1 574.1 Logistics 92 . 6 86 . 5 323 . 5 283 . 0 Other 11 . 3 11 . 6 42 . 4 41 . 4 Total external sales 995 . 5 843 . 2 3 156.4 2 710.4 Sales between segments 2020 2019 2020 2019 Spirits 0 .3 0 .5 0 .3 - 0 .3 Wine 0 .2 2 .1 2 .6 3 .7 Logistics 3 .4 2 .9 12 . 1 10 . 6 Eliminations - 3 .9 - 5 .4 - 15 . 0 - 14 . 0 Total sales revenue between segments 0 . 0 0 . 0 0 . 0 0 . 0 External other revenue 2020 2019 2020 2019 Spirits 3 .4 3 .4 8 .6 9 .7 Wine 2 .8 9 .8 15 . 0 19 . 9 Logistics 5 .5 4 .6 21 . 5 20 . 2 Other 0 .6 0 .8 2 .2 2 .6 Total external other revenue 12 . 3 18 . 6 47 . 3 52 . 4 Other revenue between segments 2020 2019 2020 2019 Spirits 56 . 2 48 . 3 227 . 9 154 . 3 Wine 1 .5 1 .4 6 .0 5 .7 Logistics 4 .6 4 .5 15 . 7 14 . 3 Other 45 . 2 44 . 3 180 . 7 176 . 8 Eliminations - 107 . 5 - 98 . 5 - 430 . 3 - 351 . 1 Total other revenue between segments 0 . 0 0 . 0 0 . 0 0 . 0 EBITDA 2020 2019 2020 2019 Spirits 89 . 7 85 . 7 187 . 0 146 . 9 Wine 99 . 7 56 . 5 276 . 7 161 . 1 Logistics - 8 .4 10 . 2 0 .1 13 . 8 Other - 31 . 3 - 8 .2 - 113 . 4 - 37 . 1 Eliminations 23 . 8 23 . 1 95 . 2 92 . 7 Total EBITDA 173 . 5 167 . 2 445 . 5 377 . 3

4 th quarter, 2020 Arcus ASA 21 NOTE 5 FIXED ASSETS 1) The adjustment right of use Assets reflects changes of lease liabilities from KPI and/or interest updates. The table above includes both tangible fixed assets and rights of use assets. M N OK M N OK Fourth quarter Full Year Fourth quarter Full Year EBIT 2020 2019 2020 2019 Spirits 83 . 4 79 . 3 161 . 8 121 . 6 Wine 100 . 0 55 . 7 270 . 8 158 . 0 Logistics - 11 . 7 7 .1 - 12 . 2 2 .4 Other - 32 . 8 - 9 .6 - 119 . 0 - 43 . 1 Eliminations 5 .2 4 .6 20 . 5 18 . 8 Total EBIT 144 . 2 137 . 1 321 . 8 257 . 8 Total comprehensive income for the year 2020 2019 2020 2019 Spirits 8 .7 55 . 6 210 . 3 74 . 7 Wine 57 . 0 40 . 5 203 . 5 113 . 8 Logistics - 7 .2 5 .7 - 7 .6 2 .5 Other - 30 . 0 - 11 . 4 - 111 . 8 - 42 . 8 Eliminations - 5 .7 - 8 .7 - 25 . 4 - 21 . 4 Total comprehensive income for the year 22 . 7 81 . 8 269 . 1 126 . 7 M N OK Fourth quarter Full Year Fixed Assets 2020 2019 2020 2019 Purchase cost at beginning of period 1 897.7 1 831.3 1 863.1 658 . 0 Additions tangible fixed assets 5 .1 8 .2 28 . 2 19 . 1 Additions user rights through lease 5 .5 17 . 1 12 . 7 1 185.0 Transferred from assets under construction - 0 .7 0 .0 - 0 .7 - 0 .3 Adjustment Right Of Use Assets 1) 26 . 2 16 . 3 26 . 2 16 . 3 Reclassifications 0 .0 - 0 .3 0 .0 - 0 .3 Purchase price, disposed assets - 8 .5 - 9 .8 - 12 . 6 - 14 . 6 Translation differences - 2 .9 0 .2 5 .4 - 0 .1 Purchase cost at end of period 1 922.3 1 863.1 1 922.3 1 863.1 Accumulated depreciation at beginning of period - 512 . 3 - 414 . 8 - 431 . 9 - 342 . 2 Accumulated depreciation, disposed assets 8 .5 9 .7 12 . 6 14 . 5 Ordinary depreciation in period - 27 . 4 - 26 . 5 - 109 . 4 - 104 . 7 Reclassifications 0 .0 0 .3 0 .0 0 .3 Translation differences 0 .8 - 0 .6 - 1 .7 0 .2 Accumulated depreciation at end of period - 530 . 3 - 431 . 9 - 530 . 3 - 431 . 9 Book Value at end of period 1 391.9 1 431.2 1 391.9 1 431.2

4 th quarter, 2020 Arcus ASA 22 NOTE 6 INTANGIBLE ASSETS Specification of split tangible fixed assets and rights of use assets M N OK Specification of fixed assets per asset category M N OK Fourth quarter Full Year Fourth quarter Full Year Fixed Assets 2020 2019 2020 2019 Tangible fixed assets Right of Use assets 160 . 6 1 231.3 152 . 0 1 279.3 160 . 6 1 231.3 152 . 0 1 279.3 Book value at end of period 1 391.9 1 431.2 1 391.9 1 431.2 Fixed Assets 2020 2019 2020 2019 Land, buildings and other real estate 1 067.9 1 107.2 1 067.9 1 107.2 Machinery and equipment 238 . 5 293 . 4 238 . 5 293 . 4 Transport & Vehicles 37 . 2 0 .0 37 . 2 0 .0 Fixtures and fittings, tools, office equipment etc. 14 . 4 16 . 9 14 . 4 16 . 9 Assets under construction 33 . 9 13 . 6 33 . 9 13 . 6 Book Value at end of period 1 391.9 1 431.2 1 391.9 1 431.2 M N OK Full Year Specificati o n o f intangible assets MNOK Fourth quarter Full Year Fourth quarter Intangible assets 2020 2019 2020 2019 Purchase cost at beginning of period 2 258.5 2 070.4 2 128.2 2 074.1 Addition of intangible assets 0 .9 0 .0 3 .2 1 .5 Aquistion of business Transferred from assets under construction 0 .0 0 .7 61 . 5 0 .0 0 .0 0 .7 61 . 5 0 .3 Translation differences - 55 . 8 - 3 .7 72 . 2 - 9 .3 Purchase cost at end of period 2 204.3 2 128.2 2 204.3 2 128.2 Acc. depreciation and amortizations at beginning of period - 218 . 1 - 201 . 4 - 205 . 0 - 190 . 2 Depreciation in period - 1 .6 - 1 .6 - 5 .9 - 7 .2 Amortisations in period - 0 .2 - 2 .0 - 8 .4 - 7 .7 Translation differences 0 .1 - 0 .1 - 0 .5 0 .0 Acc. depreciation and amortizations at end of period - 219 . 8 - 205 . 0 - 219 . 8 - 205 . 0 Book Value at end of period 1 984.5 1 923.2 1 984.5 1 923.2 Intangible assets 2020 2019 2020 2019 Goodwill 1 088.2 1 048.2 1 088.2 1 048.2 Brands 876 . 9 854 . 0 876 . 9 854 . 0 Software 19 . 4 21 . 0 19 . 4 21 . 0 Book Value at end of period 1 984.5 1 923.2 1 984.5 1 923.2

4 th quarter, 2020 Arcus ASA 23 NOTE 7 LIABILITIES AT FAIR VALUE THROUGH PROFIT AND LOSS Liabilities at fair value through profit and loss consist of put options regarding minority shares in companies included in the Wine business, held by non - controlling interests. The table above includes both liabilities to financial institutions and lease obligations. M N OK Fourth quarter Full Year Liabilities at fair value through profit and loss 2020 2019 2020 2019 Book value at beginning of period 57 . 6 69 . 3 69 . 3 74 . 2 Additions in period 1 .6 0 .0 1 .6 0 .0 Paid during period 0 .0 0 .0 - 8 .5 0 .0 Changes in value during period 18 . 1 - 1 .0 8 .6 - 3 .4 Interest during period 0 .0 0 .0 0 .1 0 .2 Translation differences - 0 .2 0 .9 6 .0 - 1 .7 Book value at end of period 77 . 2 69 . 3 77 . 2 69 . 3 From this; Current liability 0 .0 0 .0 0 .0 0 .0 Non - current liability 77 . 2 69 . 3 77 . 2 69 . 3 Total liabilities through profit and loss 77 . 2 69 . 3 77 . 2 69 . 3 NOTE 8 INTEREST BEARING DEBT Interest bearing liabilities, including leasing M N OK Fourth quarter Full Year Interest bearing debt 2020 2019 2020 2019 Debt at beginning of period 2 054.9 1 983.4 2 012.2 897 . 8 New debt in period 5 .5 17 . 4 12 . 7 1 185.4 Value changes 26 . 2 16 . 3 26 . 2 16 . 3 Repayments in period - 18 . 2 - 16 . 8 - 71 . 4 - 66 . 2 Translation differences - 10 . 8 11 . 7 78 . 0 - 21 . 1 Interest bearing debt at end of period 2 057.6 2 012.2 2 057.6 2 012.2 Capitalized borrowing costs at beginning of period - 4 .3 - 3 .5 - 3 .1 - 4 .8 Capitalized borrowing costs during period 0 .0 0 .0 - 2 .5 0 .0 Amortized borrowing costs during period 0 .5 0 .4 2 .0 1 .6 Translation differences 0 .0 0 .0 - 0 .2 0 .1 Capitalized borrowing costs at end of period - 3 . 8 - 3 . 1 - 3 . 8 - 3 . 1 Book value interest bearing debt at end of period 2 053.8 2 009.0 2 053.8 2 009.0

4 th quarter, 2020 Arcus ASA 24 The Group’s overdraft facility at SEB has during the year been increased from 600 MNOK to 800 MNOK to provide additional liquidity reserves during the potentially volatile situation caused by the COVID - 19. The due date on the group’s term loan has also been extended by one year to 24 October 2022. Current interest bearing, including leasing and bank overdraft: M N OK Fourth quarter Specification of split liabilities to financial institutions and lease obligations MNOK Fourth quarter Full Year Full Year Interest bearing liabilities 2020 2019 2020 2019 Liabilities to financial institutions Lease obligations 777 . 6 1 276.2 703 . 8 1 305.2 777 . 6 1 276.2 703 . 8 1 305.2 Book value interest bearing debt at end of period 2 053.8 2 009.0 2 053.8 2 009.0 Interest bearing liabilities 2020 2019 2020 2019 Current portion of non - current loans 0 .0 0 .0 0 .0 0 .0 Current portion of non - current lease obligations 75 . 7 154 . 2 75 . 7 154 . 2 Bank overdraft 0 .0 0 .0 0 .0 0 .0 Current interest bearing liabilities at end of period 75 . 7 154 . 2 75 . 7 154 . 2

4 th quarter, 2020 Arcus ASA 25 NOTE 9 TRANSACTIONS WITH RELATED PARTIES In addition to subsidiaries and associated companies, the Group’s related parties are defined as the owners, all members of the Board of Directors and Group senior management, as well as companies in which any of these parties have either controlling interests, board appointments or are senior staff. All transactions with related parties that are not eliminated in the Group accounts are presented below: M N OK M N OK Receivables and debt at end of period Fourth quarter Full Year Fourth quarter Full Year Purchase of goods and services 2020 2019 2020 2019 Tiffon SA 15 . 2 10 . 9 51 . 3 57 . 5 Hoff SA 4 .4 4 .8 20 . 3 21 . 0 Beverage Link AS 0 .4 0 .0 0 .4 0 .0 Total purchase transactions 20 . 0 15 . 7 72 . 0 78 . 5 Sale of goods and services 2020 2019 2020 2019 Tiffon SA 0 .0 0 .0 2 .6 1 .2 Total sale transactions 0 . 0 0 . 0 2 . 6 1 . 2 MNOK Current receivables from related parties 31 . 12 . 202 0 31 . 12 . 201 9 Tiffon SA 0 .0 0 .0 Total current receivables from related parties 0 . 0 0 . 0 MNOK Non - current receivables from related parties 31 . 12 . 202 0 31 . 12 . 201 9 Smakeappen AS 0 .5 0 .5 Total non - current receivables from related parties 0 . 5 0 . 5 MNOK Current debt to related parties 31 . 12 . 202 0 31 . 12 . 201 9 Tiffon SA Hoff SA Beverage Link AS 4 .6 0 .9 0 .4 4 .4 0 .5 0 .0 Total current debt to related parties 5 . 9 4 . 9

4 th quarter, 2020 Arcus ASA 26 There has not been any transfers of financial assets or liabilities between levels during the period. NOTE 10 FINANCIAL INSTRUMENTS Categorisations of financial assets and liabilities M N O K F in a nci a l in s t ru m e n t s a t fa i r v a lu e F in a nci a l through instruments profit and at amortized lo s s co s t F in a nci a l in s t ru m e n t s at fair value through OCI Total book value at end of period A ss e t s Total financial assets as of fourth quarter 2019 0 . 0 1 555.5 0 . 0 1 555.5 Liabilities Total financial liabilities as of fourth quarter 2019 69 . 8 2 594.6 0 . 0 2 664.4 Other investments in shares 0 .0 0 .0 0 .3 0 . 3 Other long term receivables 0 .0 0 .5 0 .0 0 . 5 Accounts receivables 0 .0 1 637.3 0 .0 1 637.3 Other receivables 1) 0 .0 74 . 1 0 .0 74 . 1 Cash and cash equivalents 0 .0 48 1 . 6 0 .0 48 1. 6 Total financial assets as of fourth quarter 2020 0 . 0 2 193.5 0 . 3 2 193.8 Liabilities to financial institutions 0 .0 77 7 . 6 0 .0 77 7. 6 Leasing commitments 0 .0 1 276.2 0 .0 1 276.2 Liabilities at fair value through profit and loss 77 . 2 0 .0 0 .0 77 . 2 Other non - current term debt 0 .0 0 .2 0 .0 0 . 2 Accounts payable 0 .0 68 3 . 3 0 .0 68 3. 3 Other current debt 2) 0 .8 10 . 5 0 .0 11 . 2 Total financial liabilities as of fourth quarter 2020 78 . 0 2 747.7 0 . 0 2 825.7 1) Prepayments are not defined as financial assets according to IFRS, and hence not included in the figures. 2) Accrued costs and public taxes are not defined as financial liabilities according to IFRS, and hence not included in the figures. Fair value hierarchy Assets M N OK Level 1 Level 2 Level 3 Book Value Liabilities M N OK Level 1 Level 2 Level 3 Book Value Currency derivatives 0 .0 0.0 0.0 0 . 0 Total financial assets 0 . 0 0.0 0.0 0 . 0 Liabilities at fair value through profit and loss Currency derivates 0.0 0.8 0.0 0.0 77.2 0.0 77.2 0.8 Total financial liabilities 0.8 0.0 77.2 78.0

4 th quarter, 2020 Arcus ASA 27 At the end of the period, liabilities measured at fair value, categorized at level 3 in the fair value hierarchy is related t o p ut options held by non - controlling interests in wine companies in Norway and Sweden. The liabilities for these put options are estimated on the basis of pricing mechanisms that underlie the shareholder agreements, discounted to the balance sheet date. The main parameters of price mechanisms share value development measured by EBIT (earnings) until the estimated due date, multiplied by a marketbased multiple. As a basis for EBIT, the Group's budgets and long - term plans towards expected maturity date is used. NOTE 11 OPTIONS In connection with the announced combination agreement with Altia, the Group’s sharebased option programme for senior Group Executives and a few other key personnel have been changed during Q3. Provided that the merger will take place, the share option holders will receive a cash settlement compensation equal to the the fair value of the share options. As management assess the transaction to be completed as highly probable, the Group have accounted for a cancellation and settlement of the sharebased option Programme, reflecting the change from equitybased settlement to cashbased settlement. The recognition of cancellation has resulted in a loss in the P&L of MNOK 1.2 MNOK and a short - term liability of MNOK 9.2 during Q3 2020. All profit and loss effects from this is presented as other income and expenses in the statement of income. Changes in outstanding options are shown in the table below; Changes financial liabilities, level 3 M N OK Full Year Fourth quarter Full Year 2020 2019 2020 2019 2019 Financial liabilities, level 3, at beginning of period 57 . 6 69 . 3 69 . 3 74 . 2 74 . 2 Fair value at the first time of recognition 1 .6 0 .0 1 .6 0 .0 0 .0 Paid during the period 0 .0 0 .0 - 8 .5 0 .0 0 .0 Changes in value during the period 18 . 1 - 1 .0 8 .6 - 3 .4 - 3 .4 Interest during period 0 .0 0 .0 0 .1 0 .2 0 .2 Translation differences - 0 .2 0 .9 6 .0 - 1 .7 - 1 .7 Financial liabilities, level 3 at end of period 77 . 2 69 . 3 77 . 2 69 . 3 69 . 3 Number of options Fourth quarter Full Year 2020 2019 2020 2019 Change in number of options: Outstanding options beginning of period 0 4 245 746 3 095 893 2 417 500 Issued during period 0 0 2 508 879 2 195 086 Forfeited during the period 0 - 1 149 853 - 5 604 772 - 1 516 693 Outstanding options end of period 0 3 095 893 0 3 095 893

4 th quarter, 2020 Arcus ASA 28 NOTE 12 FINANCIAL INCOME AND EXPENSES NOTE 13 OTHER EVENTS Merger between Arcus ASA and Altia Plc On 29 September Altia Plc and Arcus ASA announced that the two companies have entered into a combination agreement to form the leading brand house for wine and spirits in the Nordics and Baltics. On 12 November Arcus held extraordinary general meetings to vote on the merger with Altia. 73,8 per cent of the share capital was represented at the meeting, and as many as 99,99 per cent voted in favour of the merger. Altia had their extraordinary general meeting the same day. There too, there was a majority for the merger. Following the approval of competition authorities, completion of the merger is expected to take place in the first half of 2021. Events after the close of Q4 2020 COVID - 19 Arcus has also during Q4 been affected by the global medical and financial crisis following COVID - 19. The financial results during Q4 follows the same trend as during Q2 and Q3. It is still difficult to predict how severely the pandemic will affect the various business areas in a medium - and long - term perspective, but Arcus is optimistic for the sales going into 2021. Arcus follows potential credit loss cases closely and have to some extent also reassessed the loss rates to be applied when estimating provisions for expected credit loss. Arcus does not expect losses on trade receivables to increase significantly. Sigmund Toth, Interim CEO CEO Kenneth Hamnes had his last day of work at Arcus 31 January 2021. Sigmund Toth, Arcus' CFO and CFO designate for Anora Group PLC, has been appointed interim Group CEO from 1 February 2021 until the completion of the merger with Altia PLC. The merger process proceeds according to plan, and closing is expected in the first half of 2021 - as previously communicated. The Board of Directors wishes to thank Kenneth Hamnes for his significant contributions to Arcus ASA. Other No other significant events have occurred between the close of Q4 and the date on which Arcus’s interim financial statements for Q4 2020 were approved. This applies to events that would have provided knowledge of factors present at the close of Q4 2020, or events concerning matters that have arisen since the close of Q4 2020. M N OK Fourth quarter Full Year 2020 2019 2020 2019 Interest income 2 .1 7 .5 13 . 6 22 . 5 Other financial income 18 . 4 11 . 0 101 . 2 30 . 0 Total financial income 20 . 5 18 . 6 114 . 8 52 . 5 Interest cost Other financial expenses - 18.6 - 30.1 - 28.1 - 11.0 - 82.6 - 79.6 - 99.1 - 38.7 Total financial expenses - 48 . 6 - 39 . 1 - 162 . 3 - 137 . 8 Net financial profit/loss - 28 . 2 - 20 . 5 - 47 . 5 - 85 . 3

4 th quarter, 2020 Arcus ASA 29 Important Information The securities referred to in this document in relation to the merger have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States (as such term is defined in Regulation S under the U.S. Securities Act) and may not be offered, sold or delivered, directly or indirectly, in or into the United States absent registration, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and other securities laws of the United States. This document does not constitute an offer to sell or solicitation of an offer to buy any of the shares in the United States. Any offer or sale of new Altia shares made in the United States in connection with the merger may be made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 802 thereunder. Altia is a Finnish company and Arcus is a Norwegian company. The transaction, including the information distributed in connection with the merger and the related shareholder votes, is subject to disclosure, timing and procedural requirements of a non - U.S. country, which are different from those of the United States. The financial information included or referred to in this document has been prepared in accordance with IFRS, which may not be comparable to the accounting standards, financial statements or financial information of U.S. companies or applicable in the United States. It may be difficult for U.S. shareholders of Arcus to enforce their rights and any claim they may have arising under U.S. federal or state securities laws, since Altia and Arcus are not located in the United States, and all or some of their officers and directors are residents of non - U.S. jurisdictions. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment. U.S. shareholders of Arcus may not be able to sue Altia or Arcus or their respective officers and directors in a non - U.S. court for violations of U.S. laws, including federal securities laws, or at the least it may prove to be difficult to evidence such claims. Further, it may be difficult to compel Altia or Arcus and their affiliates to subject themselves to the jurisdiction of a U.S. court. In addition, there is substantial doubt as to the enforceability in a foreign country in original actions, or in actions for the enforcement of judgments of U.S. courts, based on the civil liability provisions of the U.S. federal securities laws. Arcus’ shareholders should be aware that Altia is prohibited from purchasing Arcus’ shares otherwise than under the merger, such as in open market or privately negotiated purchases, at any time during the pendency of the merger under the Merger Plan

4 th quarter, 2020 Arcus ASA 30 2020 2019 2020 2019 Total operating revenues Cost of goods 1 007.8 - 552.4 861.8 - 483.0 3 203.7 - 1 815.7 2 762.8 - 1 601.1 Gross Profit 455.3 378.8 1 388.0 1 161.7 2020 2019 2020 2019 Total operating revenues Cost of goods 393.4 - 198.5 361.7 - 184.1 1 109.0 - 571.2 975.6 - 491.3 Gross Profit 194.9 177.6 537.8 484.3 2020 2019 2020 2019 Total operating revenues Cost of goods 562.6 - 402.7 448.9 - 341.8 1 941.7 - 1 445.4 1 603.4 - 1 238.3 Gross Profit 159.9 107.1 496.3 365.1 2020 2019 2020 2019 Total operating revenues Cost of goods 106 . 0 0 .0 98 . 5 0 .0 372 . 8 0 .0 328 . 1 0 .0 Gross Profit 106.0 98.5 372.8 328.1 Logistics MNOK Fourth quarter Full Year Alternative Performance Measures (APM) In the discussion of the reported operating results, financial position, cash flows and notes, the Group refers to certain alternative performance measures (APM), which are not defined by generally accepted accounting principles (GAAP) such as IFRS. Arcus ASA management makes regular use of these alternative performance measures and is of the opinion that this information, along with comparable GAAP measures, is useful to investors who wish to evaluate the company’s operating performance, ability to repay debt and capability to pursue new business opportunities. Such alternative performance measures should not be viewed in isolation or as an alternative to the equivalent GAAP measure. Gross Profit Gross profit is defined by Arcus ASA as total operating revenue minus the cost of goods sold. Gross margin = Gross profit / Total revenue Gro u p MNOK Fourth quarter Full Year Spirits MNOK Fourth quarter Full Year Wine MNOK Fourth quarter Full Year

4 th quarter, 2020 Arcus ASA 31 EBITDA adjusted 2020 2019 2020 2019 EBIT Depreciation, amortisations and write downs 144 . 2 29 . 3 137 . 1 30 . 1 321.8 123.7 257.8 119.6 EBITDA Other income and expenses 173 . 5 31 . 6 167 . 2 4 .8 445 . 5 98 . 0 377 . 3 19 . 7 EBITDA adjusted 205.1 172.0 543.5 397.1 EBITDA adjusted 2020 2019 2020 2019 EBIT Depreciation, amortisations and write downs 83 . 4 6 .3 79 . 3 6 .4 161 . 8 25 . 2 121 . 6 25 . 3 EBITDA Other income and expenses 89 . 7 3 .8 85 . 7 1 .0 187 . 0 6 .2 146 . 9 2 .0 EBITDA adjusted 93.5 86.7 193.1 148.9 EBITDA adjusted 2020 2019 2020 2019 EBIT Depreciation, amortisations and write downs 100 . 0 - 0 .3 55 . 7 0 .8 270 . 8 5 .8 158 . 0 3 .1 EBITDA Other income and expenses 99 . 7 6 .9 56 . 5 1 .6 276 . 7 12 . 4 161 . 1 8 .8 EBITDA adjusted 106.6 58.1 289.1 169.9 Other income and expenses To provide more information in the Group’s consolidated income statement, significant positive and negative non - recurring items and restructuring costs are separated out to a separate line in the statement of income called other income and expenses. Other income and expenses are presented net on this income statement line. See also detailed specifications of what these items include in note 3 relating to the individual line items. EBITDA and EBITDA Adjusted EBITDA is defined by Arcus ASA as operating profit before depreciation, write down and amortisation. EBITDA adjusted is defined by Arcus ASA as operating profit before depreciation, amortisation and other income and expenses. EBITDA - margin = EBITDA/Total operating revenue EBITDA - margin adjusted = EBITDA adjusted /Total operating revenue Below is a reconciliation from EBIT to EBITDA adjusted: Gro u p MNOK Fourth quarter Full Year Spirits MNOK Fourth quarter Full Year Wine MNOK Fourth quarter Full Year

4 th quarter, 2020 Arcus ASA 32 EBITDA adjusted 2020 2019 2020 2019 EBIT Depreciation, amortisations and write downs - 11 . 7 3 .3 7 . 1 3 .1 - 12 . 2 12 . 4 2 . 4 11 . 5 EBITDA Other income and expenses - 8 . 4 0 .6 10 . 2 0 .4 0 . 1 1 .6 13 . 8 1 .6 EBITDA adjusted - 7 . 8 10.6 1 . 7 15.4 EBITDA adjusted 2020 2019 2020 2019 EBIT Depreciation, amortisations and write downs - 32 . 8 1 .5 - 9 . 6 1 .3 - 119 . 0 5 .6 - 43 . 1 6 .0 EBITDA Other income and expenses - 31 . 3 20 . 3 - 8 . 2 1 .8 - 113 . 4 77 . 8 - 37 . 1 7 .3 EBITDA adjusted - 11.0 - 6 . 4 - 35.6 - 29.8 Logistics MNOK Fourth quarter Full Year Parent Company MNOK Fourth quarter Full Year Other definitions alternative performance measures shown in key figures table: Equity ratio Equity ratio = Total equity/Total equity and liabilities Net interest bearing debt Net interest bearing debt = Liabilities to financial institutions + lease liabilities + bank overdraft - Cash and cash equivalents: MNOK Fourth quarter Net interest bearing debt 31 . 12 . 202 0 31 . 12 . 201 9 Non - current liabilities to financial institutions 777 . 6 703 . 8 Book value of Capitalized arrangement fees 3 .8 3 .1 Non - current lease liabilities 1 200.5 1 151.0 Current lease liabilities 75 . 7 154 . 2 Cash and cash equivalents - 481 . 6 - 205 . 0 Net interest bearing debt 1 576.0 1 807.1

4 th quarter, 2020 Arcus ASA 33 Total revenues 2020 2019 2020 2019 Reported total operating revenues 1 007.8 861 . 8 3 203.7 2 762.8 Currency effects 0 .0 42 . 6 0 .0 149 . 4 Structural changes - 4 .6 0 .0 - 21 . 4 0 .0 Baseline organic growth 1 003.2 904. 4 3 182.3 2 912.2 Growth 16.9% 16.0 % Organic Growth 10.9% 9.3 % Total revenues 2020 2019 2020 2019 Reported total operating revenues 393 . 4 361 . 7 1 109.0 975 . 6 Currency effects 0 .0 12 . 7 0 .0 39 . 4 Structural changes 0 .0 0 .0 0 .0 0 .0 Baseline organic growth 393. 4 374. 4 1 109.0 1 015.0 Growth 8.8% 13.7 % Organic Growth 5.1% 9.3 % Total revenues 2020 2019 2020 2019 Reported total operating revenues 562 . 6 448 . 9 1 941.7 1 603.4 Currency effects 0 .0 28 . 9 0 .0 106 . 6 Structural changes - 4 .6 0 .0 - 21 . 4 0 .0 Baseline organic growth 558. 0 477. 8 1 920.3 1 710.0 Growth 25.3% 21.1 % Organic Growth 16.8% 12.3 % Total revenues 2020 2019 2020 2019 Reported total operating revenues 106 . 0 98 . 5 372 . 8 328 . 1 Currency effects 0 .0 0 .0 0 .0 0 .0 Structural changes 0 .0 0 .0 0 .0 0 .0 Baseline organic growth 106. 0 98. 5 372. 8 328. 1 Growth 7.7% 13.6 % Organic Growth 7.7% 13.6 % Wine MNOK Fourth quarter Full Year Logistics MNOK Fourth quarter Full Year Organic growth Organic revenue growth represents the Segment’s and the Group’s revenues, adjusted for currency effects and structural changes, such as acquisitions or divestitures. Gro u p MNOK Fourth quarter Full Year Spirits MNOK Fourth quarter Full Year

4th quarter, 2020 Arcus ASA 34

Contact information

CONTACT PERSON
Per Bjørkum, Group Director Communications and IR
Mobile: +47 922 55 777
E-mail: per.bjorkum@arcus.no

VISITING ADDRESS:
Destilleriveien 11, Hagan, Norway

MAIL ADDRESS:
Postboks 64, N-1483 Hagan, Norway

TELEPHONE:
+47 67 06 50 00

WEB
https://www.arcus.no/en/investor

ANNUAL REPORT
ANNUAL REPORT 2019

LINKEDIN
Arcus ASA

INSTAGRAM
Destilleriveien
ArcusGruppen

FACEBOOK:
ArcusGruppen

THINK BEFORE
YOU DRINK. MAKE
GREAT MOMENTS
EVEN BETTER.

Arcus

Fourth quarter results 2020 Sigmund Toth, Interim Group CEO Kristoffer Loftesnes, Head of Business Controlling & Treasury 17 February 2021

2 Q4: Best quarter in Arcus’ history • Wine : Strong growth, especially in Norway • Spirits : Continued growth in monopoly markets • Logistics : Increased revenues, high costs Operating Revenues 862 Q4 1,008 2019 2020 Q4 172 . 0 205 . 1 EBITDA (adj.) +10.9% OG 1 Amounts in NOK million +16.9% RG 1 Reported growth adjusted for currency translation effects and structural changes

Q4: Organic growth significantly impacted by Covid - 19 3 . 6% W i ne Arcus ASA 10.9% Spirits 2 Logistics 16 . 8% 7 . 7% 1 Reported growth adjusted for currency translation effects and structural changes 2 Reported growth adjusted for currency translation effects and structural changes calculated on external spirits sales only Organic growth 1 overall and by reporting segment Percent Q4 December YTD Arcus ASA 13 . 6% 2 . 5% Spirits 2 12 . 3% W i ne Logistics 9.3% 3

Q4 Wine: Strong growth and improved margins 16.8% OG 1 Q4 12 . 9 18 . 9 Q4 58 . 1 106 . 6 449 563 Q4 2019 2020 Operating revenues EBITDA (adj.) EBITDA (adj.) margin (%) Amounts in NOK million • Norway: Sales growth in line with the extremely fast - growing market • Sweden: Sales slightly below market growth, lower sales to Systembolaget’s shops along the Norwegian border • Finland: S ales to Alko were below the market growth mainly due to lost producers in early 2020 1 Reported growth adjusted for currency translation effects and structural changes 4

Q4 Spirits: Continued growth in monopolies during high season 3.6% OG 2 Q4 24 . 0 23 . 8 Q4 86 . 7 93 . 5 Operating revenues 1 EBITDA (adj.) EBITDA (adj.) margin (%) Amounts in NOK million • Norway, Sweden, Finland: Significant revenue growth driven by Covid - 19 restrictions and high season • Norway: Overall market share reduced, but increased aquavit market share • DFTR and HORECA: Very limited sale due to Covid - 19 travel restrictions and behaviour 1 Operating revenues includes both external spirits sales and other revenue (internal and external bottling) 362 393 Q4 2019 2020 2 Reported growth adjusted for currency translation effects and structural changes calculated on external spirits sales only 5

Q4 Logistics: Extraordinarily high volumes, increased personnel costs +7.7% OG 1 Q4 10 . 7 - 7 . 4 10 . 6 Q4 - 7 . 8 99 106 Q4 2019 2020 Operating revenues EBITDA (adj.) EBITDA (adj.) margin (%) Amounts in NOK million • Distributed volume in Q4 was 19.1 million liters. an increase of 4.1 million liters from Q4 last year • Volumes to Vinmonopolet increased by 41.0%, while Vinmonopolet’s total sales increased by 44.8% • Negative EBITDA due to bonuses, and extra costs for personnel at nights and weekends to meet demand 1 Reported growth adjusted for currency translation effects and structural changes 6

7 Financial performance Kristoffer Loftesnes, Head of Business Controlling & Treasury

Organic growth, positive FX - effect and structural changes all contributed to increased operating revenues Operating revenues Q4 - 19 Structural Changes 10.9% Organic growth 1 +4.9% FX +0.5% Operating revenues Q4 - 20 862 1,008 +16.9% 8 1 Reported growth adjusted for currency translation effects and structural changes (such as acquisitions or divestitures) Q4 - 20 Operating revenue growth Percent; NOK million

Q4 Group P&L: Revenues and Adjusted EBITDA well above last year 9 Amounts in NOK million Profit and Loss This quarter Year - to - date 2020 2019 2020 2019 Operating revenues 1 007.8 861. 8 3 203.7 2 762.8 EBITDA (adj.) 205. 1 172. 0 543. 5 397. 1 Depreciation. Amortization and Write - downs - 29 . 3 - 30 . 1 - 123 . 7 - 119 . 6 EBIT (adj.) 175. 8 141. 9 419. 8 277. 5 Other income and expenses - 31 . 6 - 4 . 8 - 98 . 0 - 19 . 7 EBIT 144. 2 137. 1 321. 8 257. 8 Net financials and other - 28 . 2 - 20 . 5 - 47 . 5 - 85 . 3 Pre - tax profit 116. 0 116. 6 274. 3 172. 5 Tax - 31 . 2 - 27 . 1 - 74 . 4 - 39 . 2 Profit/loss for the year 84. 8 89. 5 199. 9 133. 3 EPS (NOK) 1.23 1.31 2.89 1.94

Stronger SEK and EUR vs NOK results in positive FX - effect on revenues, and net positive effect on EBITDA with SEK stronger vs EUR than last year SEK / EUR NOK / SEK 3,9 7,4 EBITDA (MNOK) Revenues (MNOK) NOK / EUR 2 10,10 10,77 +6,7% - 4,4 0,7 16,2 25,0 9,85 10,74 +9,0% - 19,5 2,4 EBITDA (MNOK) Revenues (MNOK) 10,65 10,27 - 3,6% 4,9 10,59 10,49 - 0,9% 5 0,95 1,05 Q4 - 19 Q4 - 20 +10,6% 28,3 5,6 Wi n e S p iri t s 3,0 4,3 S p iri t s Wi n e 0,93 1,02 2019A 2020A +10,0% 90,4 14,2 S p iri t s Wi n e 10,0 10,1 Wi n e S p iri t s Currency rate effects 1 (Q4 2020 actuals vs. Q4 2019 actuals) Currency rate effects 1 (2020 actuals vs. 2019 actuals) 10 N /A N /A N /A N /A 1) Effects are estimates and will vary based on actual business levels. Effects include both translation and transaction effects. Other important currency pairs (not shown) include (N)SEK / USD (Revenues & COGS) and (N)SEK/ GBP (COGS on traded goods/agency products). On the Wine business. the general pricing strategy is to off - set adverse foreign exchange movements through increased prices. thoug h this adjustment might take time. Here effects are shown before any corrective pricing. 2) NOK / EUR includes costs and revenues in DKK as DKK moves within narrow band to the EUR.

Cash flow below last year due to larger increase in net working capital and non-recurring costs, partly offset by tax refund in Sweden

Q4-20 Cash Flow from Operations

Amounts in NOK million



Positive cash effect in Sweden when 2019 settlement was received in Dec20. Prepayments in 2019 were based on higher taxable income before producers were lost in 2019. Positive cash effect also from initiating use of tax accrual fund in Sweden.
205
-66
19
3
-35
126
153
Larger increase in the net working capital this year from the very low levels at the end of Q3
EBITDA (adj.)
Change in working capital¹
Taxes
FX translation effect cash balances
Other²
Cash Flow from operations Q4-20
Cash Flow from operations Q4-19

[1]Adjusted for 1.7 MNOK net FX translation effect on working capital

[2]Other; mainly explained by "other income and expenses" excluded in EBITDA (adj.)

11

Gearing well below target at the end of Q4 Net Interest Bearing Debt (NIBD) / R12M Adjusted EBITDA by quarter (Excluding IFRS16 effects) 2, 2 2, 2 0, 7 1, 3 1, 0 2019 Q4 12 2020 Q1 2020 Q2 2020 Q3 Target < 2.5x 2020 Q4

13 Sigmund Toth Interim Group CEO

Anora: The merger work is on - track • On 12 November, Arcus held extraordinary general meetings to vote on the merger with Altia. 99,99 per cent voted in favour of the merger. Altia’s shareholders have also voted in favour of a merger. • Arcus and Altia are still competitors, but a legally compliant process started mid January in order to prepare for the merger . • Dialogues with national competition authorities are ongoing. Following their approval, completion of the merger is expected to take place in the first half of 2021. 14

Covid - 19: Arcus works hard to keep our employees safe • Throughout the fourth quarter and into 2021, Arcus has continued to take many proactive measures to reduce infection. • In the latter part of November, a total of 25 employees/temps were infected by Covid - 19. • The infection had very small consequences for the production and distribution of goods. • Since mid November, all employees were thoroughly tested in two rounds, approximately one week apart. Testing has continued into 2021. 15

Q4: Concluding remarks • Q2, Q3 and Q4 results have been the best in Arcus’ history, both in terms of revenue and EBITDA • Strong Covid - 19 effects as most tax - free and border - trade sales moved to monopoly stores across Nordics • Continued high focus on measures to reduce Covid - 19 infection 16

Condensed statement of income M N OK 1) Associated Companies, 2) Jointly Controlled Entities Fourth quarter Full Year N o t e 2020 2019 2020 2019 Sales Other revenue 2 , 9 2 995 . 5 12 . 3 843 . 2 18 . 6 3 156.4 47 . 3 2 710.4 52 . 4 Total operating revenue Cost of goods 2,9 1 007.8 - 552 . 4 861.8 - 483.0 3 203.7 - 1 815.7 2 762.8 - 1 601.1 Gross Profit 455 . 3 378 . 8 1 388.0 1 161.7 Gain on sale of fixed assets 0 .1 0 .0 0 .9 0 .0 Salaries and personnel cost - 153 . 6 - 120 . 3 - 521 . 6 - 439 . 2 Advertising & Promotion expenses (A&P) - 39 . 2 - 32 . 7 - 111 . 1 - 116 . 0 Other operating expenses - 62 . 0 - 57 . 8 - 215 . 7 - 213 . 5 Share of profit from AC 1) and JCE 2) 4 .4 4 .1 2 .9 4 .1 Other income and expenses 3 - 31 . 6 - 4 .8 - 98 . 0 - 19 . 7 EBITDA 173 . 5 167 . 2 445 . 5 377 . 3 Depreciation 5,6 - 29 . 0 - 28 . 1 - 115 . 3 - 111 . 8 Amortisations 5,6 - 0 .2 - 2 .0 - 8 .4 - 7 .7 Operating profit (EBIT) 144 . 2 137 . 1 321 . 8 257 . 8 Financial income 12 20 . 5 18 . 6 114 . 8 52 . 5 Financial expenses 7,10,12 - 48 . 6 - 39 . 1 - 162 . 3 - 137 . 8 Pre - tax profit 116 . 0 116 . 6 274 . 3 172 . 5 Tax - 31 . 2 - 27 . 1 - 74 . 4 - 39 . 2 Profit/loss for the year Profit/loss for the year attributable to parent company shareholders Profit/loss for the year attributable to non - controlling interests 84 . 8 83 . 8 1 .0 89 . 5 88 . 9 0 .6 199 . 9 196 . 8 3 .1 133 . 3 132 . 3 1 .0 Earnings per share, continued operations 1 . 2 3 1 . 3 1 2 . 8 9 1 . 9 4 Diluted earnings per share, continued operations 1 . 2 3 1 . 2 4 2 . 8 0 1 . 8 5 17

Condensed statement of financial position M N OK Fourth quarter N o t e 31 . 12 . 202 0 31 . 12 . 201 9 Intangible assets 6 1 984.5 1 923.2 Tangible assets 5 1 391.9 1 431.2 Deferred tax asset 49 . 0 86 . 1 Financial assets 71 . 2 65 . 3 Total fixed assets 3 496.7 3 505.8 Inventories 559 . 7 486 . 6 Accounts receivables and other receivables 1 730.9 1 392.5 Cash and cash equivalents 481 . 6 205 . 0 Total current assets 2 772.3 2 084.1 Total assets 6 269.0 5 589.9 Paid - in equity 772 . 1 772 . 1 Retained earnings 1 024.3 886 . 3 Non - controlling interests 6 .7 3 .8 Total equity 1 803.1 1 662.2 Non - current liabilities to financial institutions 8 777 . 6 703 . 8 Non - current liabilities at fair value through profit or loss 7 , 1 0 6 .5 69 . 3 Non - current lease liabilities 8 1 200.5 1 151.0 Pension obligations 19 . 7 23 . 7 Deferred tax liability 112 . 7 101 . 3 Other non - current liabilities 0 .2 0 .5 Total non - current liabilities 2 117.1 2 049.6 Current liabilities at fair value through profit or loss 7 , 1 0 70 . 7 0 .0 Current finance lease liabilities 8 75 . 7 154 . 2 Tax payable 6 .9 5 .0 Accounts payable and other payables 2 195.5 1 718.8 Total current liabilities 2 348.8 1 878.0 Total equity and liabilities 6 269.0 5 589.9 18

Historic quarterly distribution of top - /bottom - line last five years 2016 - 2020. average Average 2016 – 2020 Arcus ASA. rounded numbers 21% 24% 9% Q2 Q1 Q3 20% Q4 25% 26% 44% Operating revenues Adj. EBITDA 31% 19

20